Filed pursuant to Rule 497(a)

File No. 333-251975 Rule 482ad

TEKLA WORLD HEALTHCARE FUND ANNOUNCES TERMS

OF NON-TRANSFERABLE RIGHTS OFFERING

BOSTON, MA, February 17, 2021 – Tekla World Healthcare Fund (the “Fund”) announced the terms of its non-transferable rights offering (the “Offer”). The Offer entitles shareholders of record on March 8, 2021 to subscribe for additional common shares of beneficial interest (“Shares”) of the Fund through the exercise of non-transferrable rights (“Rights”). The proceeds from the Offer (if commenced) would allow the Fund to take advantage of new investment opportunities without having to reduce existing holdings. Increasing the assets of the Fund may also result in certain economies of scale which may lower the Fund’s fixed expenses as a percentage of average net assets.

The Fund will issue to shareholders one non-transferable right for each Share of the Fund owned, rounded down to the nearest number of rights evenly divisible by three. Pursuant to the Offer, shareholders will be entitled to acquire one Share of the Fund for every three rights held. Fractional shares will not be issued upon the exercise of rights. The rights will not be admitted for trading on the New York Stock Exchange. Shareholders who fully exercise their rights will have, subject to certain limitations and subject to allotment, an over-subscription privilege to subscribe for additional shares. The Fund may issue, at its discretion, up to an additional 25% of the shares available pursuant to the Offer to honor over-subscriptions.

The rights may be exercised any time during the period from Tuesday, March 16, 2021 to Tuesday, April 6, 2021 at 5:00 p.m., Eastern Time.

The final subscription price per share (the “Subscription Price”) will be determined based upon a formula equal to 95% of the volume weighted average price of a Share on the New York Stock Exchange (“NYSE”) on the date on which the Offer expires, as such date may be extended from time to time, and each of the four (4) preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the NAV per Share at the close of trading on the NYSE on the Expiration Date (as defined below), then the Subscription Price will be 90% of the Trust's NAV per Share at the close of trading on the NYSE on the Expiration Date.

The Offer will be made only by means of a prospectus, which, along with exercise instructions, is expected to be mailed to shareholders on or about March 12, 2021. The Offer, including the terms described herein, is subject to effectiveness of the Fund’s registration statement on file with the U.S. Securities and Exchange Commission. The definitive terms of the Offer, including the estimated Subscription Price, will be contained in the Fund’s prospectus for the Offer.

Tekla World Healthcare Fund (NYSE: THW) is a closed-end fund that invests in public and private companies in the healthcare industry. Tekla Capital Management LLC, based in Boston, serves as Investment Adviser to the Fund. Shares of the Fund can be purchased on the NYSE through any securities broker.

This communication shall not constitute an offer to sell or a solicitation for an offer to buy these securities, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the laws of any such State.